                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                           --------------------------

                                    Form 8-K

                 CURRENT REPORT PURSUANT TO SECTION 13 OR 15 (D)
                     OF THE SECURITIES EXCHANGE ACT OF 1934

                           --------------------------

Date of Report (Date of earliest               Commission File Number 000-26076
event reported)  May 9, 2001

                         SINCLAIR BROADCAST GROUP, INC.
                           (Exact name of registrant)

       Maryland                                       52-1494660
(State of organization)                 (I.R.S. Employer Identification Number)

                              10706 Beaver Dam Road
                             Cockeysville, MD 21030
              (Address of principal executive offices and zip code)

                                 (410) 568-1500
                         (Registrant's telephone Number)

                         SINCLAIR BROADCAST GROUP, INC.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

No financial statements are filed as part of this report.

The following exhibit is filed as part of this report:

EXHIBIT 99.1 Amendment and Restatement (Dated as of May 9, 2001) to Credit Amendment (Dated as of May 28, 1998) between Sinclair Broadcast Group, Inc., the Subsidiary Guarantors Party Hereto , the Lenders Party Hereto, and The Chase Manhattan Bank, as Administrative Agent.

                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                SINCLAIR BROADCAST GROUP, INC.

                                By:  /s/ David B. Amy
                                   ---------------------------------------
                                Name:   David B. Amy
                                Title:  Executive Vice President and Chief
                                        Financial Officer

Dated:  September 26, 2001